UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

660 Newport Center Drive, Suite 300
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 27, 2021, Landsea Homes Corporation, a Delaware corporation (the “Company”), and its wholly owned subsidiary, Landsea Homes US Corporation, a Delaware corporation (“Buyer”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Mercedes Premier Homes, LLC (also known as Vintage Estate Homes, LLC, “Vintage Estate Homes”), a Florida limited liability company, and the certain other individual selling parties thereto, pursuant to which Buyer agreed to acquire (the “Acquisition”) all the membership interests of Vintage Estate Homes, a Florida- and Texas-based home builder for an aggregate cash purchase price of $54.6 million, subject to certain adjustments as further described in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and covenants of the parties, and customary indemnification provisions, including an indemnification holdback for the benefit of Buyer and the Company. The closing of the Acquisition is subject to customary closing conditions.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate.

Buyer and the Company intend to fund the Acquisition with cash on hand.

Item 7.01	Regulation FD Disclosure.

On April 27, 2021, the Company issued a press release announcing execution of the Purchase Agreement, a copy of which is being furnished as Exhibit 99.1 attached hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K (including information included or incorporated by reference herein) may constitute “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, the Company’s expectations for future financial performance, business strategies or expectations for the Company’s business. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. The Company cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Words such as “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” “look,” or similar expressions may identify forward-looking statements. Specifically, forward-looking statements may include statements relating to:

●	the completion or benefits of the Acquisition;
●	the future financial performance of the Company;
●	changes in the market for the Company’s products and services; and
●	other expansion plans and opportunities.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to, the risk factors described by the Company in its filings with the Securities and Exchange Commission (“SEC”). These risk factors and those identified elsewhere in this Current Report on Form 8-K, among others, could cause actual results to differ materially from historical performance and include, but are not limited to:

●	the ability to recognize the anticipated benefits of the Acquisition, which may be affected by, among other things, competition, the ability to integrate the acquired business and the ability of the acquired business to grow and manage growth profitably;
●	costs related to the Acquisition;
●	the ability to maintain the listing of the Company’ securities on the Nasdaq Capital Market;
●	the outcome of any legal proceedings that may be instituted against the Company;
●	changes in applicable laws or regulations;
●	the inability to launch new products or services or to profitably expand into new markets;
●	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and
●	other risks and uncertainties indicated in the Company’s SEC reports or documents filed or to be filed with the SEC by the Company.

Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and you should not place undue reliance on these forward-looking statements in deciding whether or not to invest in the Company’s securities. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated April 27, 2021, by and among Landsea Homes Corporation, Landsea Homes US Corporation, Mercedes Premier Homes, LLC, and the individual selling parties named therein.*
99.1	Press Release issued by the Company, dated April 27, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(10) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: April 27, 2021	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: Executive Vice President, Chief Legal Officer and Secretary